Exhibit 99.1

Contact:
Gary J. Fuges, CFA
ValueClick, Inc.
1.818.575.4677

VALUECLICK ANNOUNCES THIRD QUARTER 2010 RESULTS

Revenue and Profitability Exceed High-End of Guidance Ranges
1.3 Million Shares Repurchased in Quarter; Board Increases Authorization to $100 Million

Westlake Village, CA – November 3, 2010 – ValueClick, Inc. (Nasdaq: VCLK) today reported financial results for the third quarter ended September 30, 2010. Revenue, adjusted-EBITDA1, and earnings per share metrics all exceeded the high-end of the guidance ranges management provided on August 5.

For the third quarter of 2010, the Company generated $106.8 million in revenue. Third quarter 2010 adjusted-EBITDA was $31.0 million, resulting in an adjusted-EBITDA margin of 29.1 percent.

During the third quarter, ValueClick repurchased 1.3 million shares of its common stock for $13.2 million dollars. Year-to-date, the Company has spent $38.6 million to repurchase 4.0 million shares of its common stock. Today, ValueClick announced that its board of directors has increased the share repurchase program authorization by $68.6 million. The Company is now authorized to repurchase up to $100 million of its common stock.

“In the third quarter we accelerated year-over-year revenue growth, expanded margins and made significant progress on our initiatives to leverage our traffic, data and optimization capabilities for future growth,” said Jim Zarley, chief executive officer of ValueClick. “As our share repurchases and increased authorization suggest, we have confidence in our ability to continue to capitalize on the long-term opportunities in our industry.”

GAAP net income from continuing operations for the third quarter was $36.2 million, or $0.44 per diluted common share. In the quarter, the Company recorded favorable tax adjustments of approximately $24 million, and recorded a loss of $3.1 million related to certain investments in auction rate securities. Excluding these items and assuming the normalized 42 percent effective tax rate included in the Company’s previously-issued guidance, net income would have been $13.2 million, or $0.16 per diluted common share.

Non-GAAP net income, which excludes discontinued operations, stock-based compensation and amortization of intangible assets was $40.4 million, or $0.49 per diluted common share for the third quarter. A table reconciling GAAP net income from continuing operations to non-GAAP diluted net income per common share is included in this press release.

The consolidated balance sheet as of September 30, 2010 includes approximately $164 million in cash, cash equivalents and marketable securities and no debt. The Company generated approximately $59 million in free cash flow, defined as cash flow from operations net of capital expenditures, in the first nine months of 2010.

1 Adjusted-EBITDA is defined as GAAP (Generally Accepted Accounting Principles) net income from continuing operations before interest, income taxes, depreciation, amortization, stock-based compensation, and goodwill impairment charges. Please see the attached schedule for a reconciliation of GAAP net income to adjusted-EBITDA, and a discussion of why the Company believes adjusted-EBITDA is a useful financial measure to investors and how Company management uses this financial measure.

Business Outlook
Today, ValueClick is announcing guidance for the fourth quarter of 2010:

Guidance
Revenue	$122-$126 million
Adjusted-EBITDA	$39-$40 million
Mid-Point Adjusted-EBITDA Margin	~32.0%
GAAP diluted net income per common share	$0.22-$0.23
Non-GAAP diluted net income per common share	$0.27-$0.28

The consolidated revenue guidance range is based on the following segment-level assumptions for revenue growth rates expressed as a percentage increase or decrease from fourth quarter 2009 reported revenue levels:

•	Affiliate Marketing: up low double digits

•	Media: up mid to high single digits

•	Owned & Operated: up low twenties

•	Technology: up low double digits

Fourth quarter 2010 non-GAAP and GAAP diluted net income per common share guidance assume stock-based compensation of $2.0 million, amortization of intangible assets of $5.5 million, interest and other income of $1.0 million, a 40 percent effective tax rate, and 82.0 million diluted shares outstanding.

Conference Call Today at 4:30 p.m. ET
Jim Zarley, chief executive officer, and John Pitstick, chief financial officer, will present an overview of the results and other factors affecting ValueClick’s financial performance for the third quarter during a conference call and webcast on November 3 at 4:30 p.m. ET. Investors and analysts may obtain the dial-in information through StreetEvents (www.streetevents.com). The live Webcast of the conference call will be available on the Investor Relations section of www.valueclick.com. A replay of the conference call will be available through November 10 at (888) 203-1112 and (719) 457-0820 (pass code: 7302430). An archive of the Webcast will also be available through November 10.

About ValueClick
ValueClick, Inc. (Nasdaq: VCLK) is one of the world’s largest integrated online marketing services companies, offering comprehensive and scalable solutions to deliver cost-effective customer acquisition for advertisers and transparent revenue streams for publishers. ValueClick’s performance-based solutions allow its customers to reach their potential through multiple online marketing channels, including affiliate marketing, display advertising, ad serving and related technologies, and comparison shopping. ValueClick’s brands include Commission Junction, ValueClick Media, Mediaplex, Smarter.com, CouponMountain.com, Investopedia.com, and PriceRunner. For more information, please visit www.valueclick.com.

This release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, the risk that market demand for on-line advertising in general, and performance based on-line advertising in particular, will not grow as rapidly as predicted, and the risk that legislation and governmental regulation could negatively impact the Company’s performance. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. Important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are detailed under “Risk Factors” and elsewhere in filings with the Securities and Exchange Commission made from time to time by ValueClick, including, but not limited to: its annual report on Form 10-K filed on February 26, 2010; recent quarterly reports on Form 10-Q; and other current reports on Form 8-K.

The Business Outlook contained in this release is based on current expectations. These statements are forward-looking, and actual results may differ materially. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release. Actual stock-based compensation may differ from these estimates based on the timing and amount of stock awards granted, the assumptions used in stock award valuation and other factors. Actual income tax expense may differ from these estimates based on tax planning, changes in tax accounting rules and laws, and other factors.

ValueClick undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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VALUECLICK, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	September 30,	December 31,
	2010	2009

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$147,494	$	158,497
Marketable securities	16,486		—
Accounts receivable, net	71,824		68,484
Other current assets	26,143		20,856
Assets held for sale	—		11,098

Total current assets	261,947		258,935
Assets held for sale, less current portion	—		25,777
Note receivable, less current portion	31,627		—
Marketable securities, less current portion	—		22,026
Property and equipment, net	11,252		11,272
Goodwill	183,264		157,123
Intangible assets, net	38,844		38,718
Other assets	55,419		52,711

TOTAL ASSETS	$582,353	$	566,562

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$92,696		$98,404
Non-current liabilities	38,366		61,669

Total liabilities	131,062		160,073
Total stockholders’ equity	451,291		406,489

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$582,353	$	566,562

VALUECLICK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three-month Period
	Ended September 30,
	(Unaudited)
	2010	2009

Revenue	$106,768	$105,166
Cost of revenue	28,502	26,146

Gross profit	78,266	79,020
Operating expenses:
Sales and marketing (Note 1)	29,351	31,093
General and administrative (Note 1)	12,331	16,700
Technology (Note 1)	8,897	6,143
Amortization of intangible assets acquired in business combinations	5,376	4,991
Total operating expenses	55,955	58,927

Operating income from continuing operations	22,311	20,093
Interest and other income (expense), net	(2,683)	(513)

Income before income taxes from continuing operations	19,628	19,580
Income tax benefit	(16,549)	(3,677)

Net income from continuing operations	36,177	23,257
Income from discontinued operations, net of tax impact	—	1,773

Net income	$36,177	$25,030

Basic net income from continuing operations per common share	$0.45	$0.27

Diluted net income from continuing operations per common share	$0.44	$0.26

Basic net income per common share	$0.45	$0.29

Diluted net income per common share	$0.44	$0.29

Weighted-average shares used to compute basic net income per common share	81,228	87,194

Weighted-average shares used to compute diluted net income per common share	81,814	87,790

Note 1 – Includes stock-based compensation as follows:

	Three-month Period
	Ended September 30,
	(Unaudited)
	2010	2009
Sales and marketing	$257	$394
General and administrative	1,261	1,555
Technology	163	228

Total stock-based compensation	$1,681	$2,177

VALUECLICK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Nine-month Period
	Ended September 30,
	(Unaudited)
	2010	2009

Revenue	$302,051	$312,329
Cost of revenue	81,347	85,336

Gross profit	220,704	226,993
Operating expenses:
Sales and marketing (Note 1)	80,963	91,229
General and administrative (Note 1)	39,517	45,939
Technology (Note 1)	25,123	18,871
Amortization of intangible assets acquired in business combinations	15,278	14,804
Total operating expenses	160,881	170,843

Operating income from continuing operations	59,823	56,150
Interest and other income, net	313	478

Income before income taxes from continuing operations	60,136	56,628
Income tax expense	594	12,430

Net income from continuing operations	59,542	44,198
Income (loss) from discontinued operations, net of tax impact	(134)	8,921
Gain on sale, net of tax	10,040	—

Net income	$69,448	$53,119

Basic net income from continuing operations per common share	$0.73	$0.51

Diluted net income from continuing operations per common share	$0.72	$0.51

Basic net income per common share	$0.85	$0.61

Diluted net income per common share	$0.84	$0.61

Weighted-average shares used to compute basic net income per common share	81,884	87,032

Weighted-average shares used to compute diluted net income per common share	82,501	87,489

Note 1 – Includes stock-based compensation as follows:

	Nine-month Period
	Ended September 30,
	(Unaudited)
	2010	2009
Sales and marketing	$917	$1,552
General and administrative	4,358	4,673
Technology	563	731

Total stock-based compensation	$5,838	$6,956

VALUECLICK, INC.
RECONCILIATION OF NET INCOME FROM CONTINUING
OPERATIONS TO ADJUSTED-EBITDA (Note 1)
(In thousands)

	Three-month Period
	Ended September 30,
	(Unaudited)
	2010	2009
Net income from continuing operations	$36,177	$23,257
Interest and other (income) expense, net	2,683	513
Income tax benefit	(16,549)	(3,677)
Amortization of intangible assets acquired in business combinations	5,376	4,991
Depreciation and leasehold amortization	1,664	1,866
Stock-based compensation	1,681	2,177

Adjusted-EBITDA	$31,032	$29,127

	Nine-month Period
	Ended June 30,
	(Unaudited)
	2010	2009
Net income from continuing operations	$59,542	$44,198
Interest and other (income) expense, net	(313)	(478)
Provision for income taxes	594	12,430
Amortization of intangible assets acquired in business combinations	15,278	14,804
Depreciation and leasehold amortization	4,878	5,768
Stock-based compensation	5,838	6,956

Adjusted-EBITDA	$85,817	$83,678

Note 1 – “Adjusted-EBITDA” (GAAP net income from continuing operations before interest, income taxes, depreciation, amortization, stock-based compensation, and goodwill impairment charges) included in this press release is a non-GAAP financial measure.

Adjusted-EBITDA, as defined above, may not be similar to adjusted-EBITDA measures used by other companies and is not a measurement under GAAP. Management believes that adjusted-EBITDA provides useful information to investors about the Company’s performance because it eliminates the effects of period-to-period changes in income from interest on the Company’s cash and marketable securities and the costs associated with income tax expense, capital investments, and stock-based compensation which are not directly attributable to the underlying performance of the Company’s business operations. Management uses adjusted-EBITDA in evaluating the overall performance of the Company’s business operations.

Though management finds adjusted-EBITDA useful for evaluating aspects of the Company’s business, its reliance on this measure is limited because excluded items often have a material effect on the Company’s earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses adjusted-EBITDA in conjunction with GAAP earnings and earnings per common share measures. The Company believes that adjusted-EBITDA provides investors with an additional tool for evaluating the Company’s core performance, which management uses in its own evaluation of overall performance, and a base-line for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company’s financial results.

VALUECLICK, INC.
RECONCILIATION OF GAAP NET INCOME FROM CONTINUING OPERATIONS TO NON-GAAP DILUTED NET INCOME PER
COMMON SHARE (Note 1)
(In thousands)

	Three-Month Period
	Ended September 30,
	2010	2009
GAAP net income from continuing operations	$36,177	$23,257
Stock-based compensation	1,681	2,177
Amortization of intangible assets acquired in business combinations	5,376	4,991
Tax impact of above items	(2,818)	(2,741)

Non-GAAP net income	$40,416	$27,684

Non-GAAP diluted net income per common share	$0.49	$0.32

Weighted-average shares used to compute non-GAAP diluted net income per common share	81,814	87,790

	Nine-Month Period
	Ended September 30,
	2010	2009
GAAP net income from continuing operations	$59,542	$44,198
Stock-based compensation	5,838	6,956
Amortization of intangible assets acquired in business combinations	15,278	14,804
Tax impact of above items	(8,265)	(8,157)

Non-GAAP net income	$72,393	$57,801

Non-GAAP diluted net income per common share	$0.88	$0.66

Weighted-average shares used to compute non-GAAP diluted net income per common share	82,501	87,489

Note 1 – “Non-GAAP diluted net income per common share” (GAAP diluted net income from continuing operations per common share before the impact of stock-based compensation, amortization of intangibles, and other non-recurring events) included in this press release is a non-GAAP financial measure.

Non-GAAP diluted net income per common share, as defined above, may not be similar to non-GAAP diluted net income per common share measures used by other companies and is not a measurement under GAAP. Management believes that non-GAAP diluted net income per common share provides useful information to investors about the Company’s performance because it eliminates the effects of items which are not directly attributable to the underlying performance of the Company’s business operations. Management uses non-GAAP diluted net income per common share in evaluating the overall performance of the Company’s business operations.

Though management finds non-GAAP diluted net income per common share useful for evaluating aspects of the Company’s business, its reliance on this measure is limited because excluded items often have a material effect on the Company’s earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses non-GAAP diluted net income per common share in conjunction with GAAP earnings and earnings per common share measures. The Company believes that non-GAAP diluted net income per common share provides investors with an additional tool for evaluating the Company’s core performance, which management uses in its own evaluation of overall performance, and a base-line for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company’s financial results.

VALUECLICK, INC.
SEGMENT OPERATING RESULTS
(Unaudited)
(In thousands)
(Note 1)

	Three-month Period Ended September 30,		Nine-month Period Ended September 30,
	2010	2009	2010	2009
Affiliate Marketing:
Revenue	$29,841	$26,342	$87,938	$80,359
Cost of revenue	4,111	3,692	12,548	11,612

Gross profit	25,730	22,650	75,390	68,747
Operating expenses	9,190	9,505	27,527	28,921

Segment income from operations	$16,540	$13,145	$47,863	$39,826

Media:
Revenue	$33,321	$30,946	$95,761	$94,937
Cost of revenue	18,239	16,393	51,000	50,307

Gross profit	15,082	14,553	44,761	44,630
Operating expenses	7,257	7,238	21,704	23,210

Segment income from operations	$7,825	$7,315	$23,057	$21,420

Owned & Operated Websites:
Revenue	$35,913	$41,536	$95,796	$117,828
Cost of revenue	5,473	5,366	15,990	21,287

Gross profit	30,440	36,170	79,806	96,541
Operating expenses	23,307	25,002	62,279	68,646

Segment income from operations	7,133	$11,168	$17,527	$27,895

Technology:
Revenue	$7,901	$6,638	$23,405	$20,179
Cost of revenue	826	933	2,451	2,815

Gross profit	7,075	5,705	20,954	17,364
Operating expenses	2,887	2,882	8,903	8,279

Segment income from operations	$4,188	$2,823	$12,051	$9,085

Reconciliation of segment income from operations to consolidated income from operations:
Total segment income from operations	$35,686	$34,451	$100,498	$98,226
Corporate expenses	(6,318)	(7,190)	(19,559)	(20,316)
Stock-based compensation	(1,681)	(2,177)	(5,838)	(6,956)
Amortization of intangible assets	(5,376)	(4,991)	(15,278)	(14,804)

Consolidated income from continuing	$22,311	$20,093	$59,823	$56,150
operations

Reconciliation of segment revenue to consolidated revenue:
Affiliate Marketing	$29,841	$26,342	$87,938	$80,359
Media	33,321	30,946	95,761	94,937
Owned & Operated Websites	35,913	41,536	95,796	117,828
Technology	7,901	6,638	23,405	20,179
Inter-segment eliminations	(208)	(296)	(849)	(974)

Consolidated revenue	$106,768	$105,166	$302,051	$312,329

Note 1 – On February 1, 2010, the Company announced the divestiture of the Web Clients business, which had been included in the Media segment. The Company has presented this divested business as discontinued operations and has recast its historical statements of operations and segment operating results to reflect this change. The information in this table excludes the divested business for all periods presented. A PDF file containing historical consolidated statements of operations and segment operating results information is available for download on the Investor Relations page at www.valueclick.com.